UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 29, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                              41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)

ITEM 5. OTHER EVENTS

        Minnesota Corn Processors, LLC announced on Thursday, November 28, 2001 that its has acquired a 19.99% interest in Arkion Life Sciences, LLC.

        A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        99.1 Press release dated November 28, 2001 announcing MCP's investment in Arkion Life Sciences, LLC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  MINNESOTA CORN PROCESSORS, LLC





Dated: November 29, 2001

                                                  By /s/ Daniel H. Stacken
                                                     ---------------------
                                                     Daniel H. Stacken
                                                     Vice President and Chief
                                                     Financial Officer


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